SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 6, 1998

                            LAS VEGAS AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-22310                                                     33-0564327
(Commission File Number)                      (IRS Employer Identification No.)


24901 Dana Point Harbor Drive, Suite 200                   92629
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (949) 498-8494


Item 8.  Change in Registrant's Fiscal Year.

         On November 6, 1998 the Registrant determined to change its fiscal year end from March 31 to September 30 to reflect the fiscal year of its Nevada operating subsidiary.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 6, 1998                               LAS VEGAS AIRLINES, INC.



                                                       By: /s/ Jehu Hand
                                                       Jehu Hand
                                                       Chief Executive Officer

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